Exhibit 99.1
VIAVI ANNOUNCES FOURTH QUARTER AND YEAR END FISCAL 2016 RESULTS
Fourth Quarter

•	GAAP and Non-GAAP net revenue of $224.1 million, up $4.3 million or 2.0% year-over-year

•	GAAP operating margin of (43.6)%, down 3,500 bps year-over-year

•	Non-GAAP operating margin of 13.5%, up 580 bps year-over-year

•	GAAP EPS from continuing operations of $(0.29), down $0.15 or 107.1% year-over-year

•	Non-GAAP EPS from continuing operations of $0.10, up $0.06 or 150.0% year-over-year
Fiscal 2016

•	GAAP and Non-GAAP net revenue of 906.3 million, up 32.4 million or 3.7% year-over-year

•	GAAP operating margin of (9.3)%, down 60 bps year-over-year

•	Non-GAAP operating margin of 12.8%, up 500 bps year-over-year

•	GAAP EPS from continuing operations of $(0.22), up $0.35 or 61.4% year-over-year

•	Non-GAAP EPS from continuing operations of $0.38, up 0.19 or 100.0% year-over-year

•	Completed the repurchase of 7.3 million shares of common stock

Milpitas, California, August 11, 2016 — Viavi (NASDAQ: VIAV) today reported results for its fourth fiscal quarter and fiscal year ended July 2, 2016. Amounts presented below are on a continuing operations basis unless otherwise noted.

GAAP net revenue was $224.1 million, with net loss of $(67.5) million, or $(0.29) per share which included a non-cash goodwill impairment charge of $91.4 million related to our Service Enablement segment. Prior quarter GAAP net revenue was $220.4 million, with net income of $27.4 million, or $0.12 per share. GAAP net revenue for fiscal 2015 fourth quarter was $219.8 million, with net loss of $(32.1) million, or $(0.14) per share.

Non-GAAP net revenue was $224.1 million, with net income of $23.8 million, or $0.10 per share. Prior quarter non-GAAP net revenue was $220.4 million, with net income of $21.6 million, or $0.09 per share. Non-GAAP net revenue for fiscal 2015 fourth quarter was $219.8 million, with net income of $10.4 million, or $0.04 per share.

“Fiscal Q4 came in above the midpoint of our revenue, operating margin and EPS guidance range driven by strength in our OSP segment,” said Oleg Khaykin, Viavi’s President and Chief Executive Officer. “Fiscal year 2016 was a pivotal year in Viavi’s evolution, beginning with the Lumentum spin off, hiring of a new senior management team and the launch of multiple operational transformation initiatives.”

Khaykin added, “Looking ahead to fiscal year 2017, we plan to continue to reduce our business complexity, improve our operational efficiencies and selectively invest in our core and growth businesses to drive a profitable and sustainable business model in longer term.”

GAAP net revenue for fiscal 2016 was $906.3 million, with net loss of $(50.4) million, or $(0.22) per share which again included a non-cash goodwill impairment charge of $91.4 million related to our Service Enablement segment. GAAP net revenue for fiscal 2015 was $873.9 million, with net loss of $(131.4) million, or $(0.57) per share.

Non-GAAP net revenue for fiscal 2016 was $906.3 million, with net income of $90.0 million, or $0.38 per share. Non-GAAP net revenue for fiscal 2015 was $873.9 million, with net income of $44.0 million, or $0.19 per share.

Financial Overview:

The tables below (in millions, except percentage data) provide comparisons of quarterly and annual results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Fourth Quarter Ended July 2, 2016

	GAAP Results
	Q4	Q3	Q4	Change
	FY 2016	FY 2016	FY 2015	Q/Q	Y/Y
Net revenue	$224.1	$220.4	$219.8	1.7%	2.0%
Gross margin	60.7%	59.6%	59.6%	110 bps	110 bps
Operating margin	(43.6)%	3.3%	(8.6)%	(4,690) bps	(3,500) bps

	Non-GAAP Results
	Q4	Q3	Q4	Change
	FY 2016	FY 2016	FY 2015	Q/Q	Y/Y
Net revenue	$224.1	$220.4	$219.8	1.7%	2.0%
Adj. Gross margin	63.3%	61.9%	62.6%	140 bps	70 bps
Adj. Operating margin	13.5%	11.9%	7.7%	160 bps	580 bps

	Non-GAAP Net Revenue by Segment
	Q4	% of Net	Q3	Q4	Change
	FY 2016	revenue	FY 2016	FY 2015	Q/Q	Y/Y
Network Enablement	$127.5	56.9%	$123.1	$132.2	3.6%	(3.6)%
Service Enablement	33.6	15.0%	35.2	37.1	(4.5)%	(9.4)%
Optical Security and Performance Products	63.0	28.1%	62.1	50.5	1.4%	24.8%
Total	$224.1	100.0%	$220.4	$219.8	1.7%	2.0%
Fiscal Year Ended July 2, 2016

	GAAP Results
	FY 2016	FY 2015	Change Y/Y
Net revenue	906.3	873.9	3.7%
Gross margin	60.7%	59.5%	120 bps
Operating margin	(9.3)%	(8.7)%	(60) bps

	Non-GAAP Results
	FY 2016	FY 2015	Change Y/Y
Net revenue	906.3	873.9	3.7%
Adj. Gross margin	63.1%	63.8%	(70) bps
Adj. Operating margin	12.8%	7.8%	500 bps

	Non-GAAP Net Revenue by Segment
	FY 2016	% of Net revenue	FY 2015	Change Y/Y
Network Enablement	$504.6	55.7%	$506.8	(0.4)%
Service Enablement	153.6	16.9%	174.3	(11.9)%
Optical Security and Performance Products	248.1	27.4%	192.8	28.7%
Total	$906.3	100.0%	$873.9	3.7%

•
Americas, Asia-Pacific and EMEA customers represented 49.1%, 16.6% and 34.3%, respectively, of total net revenue for the quarter. Americas, Asia-Pacific and EMEA customers represented 51.1%, 18.3% and 30.6%, respectively, of total net revenue for the year ended July 2, 2016.

•
As of July 2, 2016, the Company held $979.8 million in total cash and investments, which also includes marketable equity investments. During the fiscal quarter and year ended July 2, 2016, the Company sold 2.0 million shares and 4.5 million shares, respectively, of the 11.7 million shares of Lumentum common stock retained as part of the spin-off of Lumentum. The Company generated net proceeds from these sales of $48.5 million and $109.7 million, respectively.

•	During the fiscal quarter and year ended July 2, 2016, the Company generated $17.9 million and $52.9 million of cash from operations, respectively.

•
The Company adjusted its current and historical Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and reportable segment information to reflect the spin-off of the Lumentum business (formerly the Company’s communications and commercial optical products business segment and WaveReady product line) on August 1, 2015. The Lumentum business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP Condensed Consolidated Statement of Operations, Condensed Consolidated Balance Sheet and reportable segment information.

Business Outlook for the First Quarter of Fiscal 2017

For the first quarter of fiscal 2017 ending October 1, 2016, the Company expects non-GAAP net revenue to be $201 million to $217 million and non-GAAP earnings per share to be $0.06 to $0.08. With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income (loss) per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including restructuring and related charges and gain on sale of investments. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Recently Announced Restatement

The Company reported today on SEC Form 8-K that it will restate its previously issued financial statements for each of the quarters ended October 3, 2015, January 2, 2016 and April 2, 2016 (the “Restatement”). During the preparation of the Company’s fiscal 2016 Annual Report on Form 10-K, management determined that an error had occurred in the Company’s calculation of income taxes which resulted in: (a) an understatement of GAAP income tax expense of $2.1 million for the three months ended October 3, 2015, (b) an understatement of GAAP income tax expense of $2.3 million for the three months ended January 2, 2016, (c) an understatement of GAAP income tax expense of $4.4 million for the six months ended January 2, 2016, (d) an overstatement of GAAP income tax expense of $1.4 million for the three months ended April 2, 2016, and (e) an understatement of GAAP income tax expense of $3.0 million for the nine months ended April 2, 2016. The correction of these errors will result in a reduction of GAAP income tax expense as reported in this press release for the three months ended July 2, 2016 of $3.0 million and does not impact the full year fiscal 2016 results.
The error did not impact previously reported cash from operating activities or non-GAAP results. The Audit Committee concluded that the cumulative effect of the error in the six month period ended January 2, 2016 exceeded the threshold of materiality and warranted the Restatement.
The Company will amend its Quarterly Reports on Form 10-Q for the quarters ended October 3, 2015, January 2, 2016 and April 2, 2016 as soon as reasonably practicable. The amounts of the error described above are preliminary and subject to change prior to filing the amended Quarterly Reports on Form 10-Q. Any references to the prior periods reflect the Company’s financials as previously filed and have not been adjusted to correct the error described above.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on August 11, 2016 in a live webcast, which will also be archived for replay on the Company’s website at www.viavisolutions.com/investors.  The Company will post supplementary slides outlining the Company’s latest financial results on www.viavisolutions.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About Viavi Solutions

Viavi (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions to communications service providers, enterprises and their ecosystems, supported by a worldwide channel community including Viavi Velocity Solution Partners. We deliver end-to-end visibility across physical, virtual and hybrid networks, enabling customers to optimize connectivity, quality of experience and profitability. Viavi is also a leader in high performance thin film optical coatings, providing light management solutions to anti-counterfeiting, consumer electronics, automotive, defense and instrumentation markets. Learn more about Viavi at www.viavisolutions.com. Follow us on Viavi Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, as well as the impact and duration of certain trends and market conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) customer purchasing delays as they assess or transition to new technologies and/or new architectures, which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations and product discontinuances that have caused and may cause short-term disruptions; (h) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (i) inherent uncertainty related to global markets and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2015 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
Net revenue	$224.1	$219.8	$906.3	$873.9
Cost of revenues	83.7	83.1	339.3	321.9
Amortization of acquired technologies	4.3	5.6	17.3	31.9
Gross profit	136.1	131.1	549.7	520.1
Operating expenses:
Research and development	40.4	45.4	166.4	173.3
Selling, general and administrative	89.8	91.1	351.1	376.3
Impairment of goodwill	91.4	—	91.4	—
Amortization of other intangibles	3.5	4.8	14.6	19.5
Restructuring and related charges	8.8	8.8	10.5	26.8
Total operating expenses	233.9	150.1	634.0	595.9
Loss from operations	(97.8)	(19.0)	(84.3)	(75.8)
Interest and other income (expense), net	1.1	2.5	2.5	3.7
Gain (loss) on sale of investments	31.8	—	71.6	0.1
Interest expense	(9.0)	(8.6)	(35.7)	(33.3)
Loss from continuing operations before taxes	(73.9)	(25.1)	(45.9)	(105.3)
(Benefit from) provision for income taxes	(6.4)	7.0	4.5	26.1
Loss from continuing operations, net of taxes	$(67.5)	$(32.1)	$(50.4)	$(131.4)
(Loss) income from discontinued operations, net of taxes	(3.4)	(8.0)	(48.8)	43.3
Net loss	$(70.9)	$(40.1)	$(99.2)	$(88.1)

Net loss per share from - basic and diluted:
Continuing operations	$(0.29)	$(0.14)	$(0.22)	$(0.57)
Discontinued operations	(0.01)	(0.03)	(0.20)	0.19
Net loss	$(0.30)	$(0.17)	$(0.42)	$(0.38)

Shares used in per share calculation - basic and diluted	232.7	234.6	234.0	232.7

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	July 2, 2016	June 27, 2015
ASSETS
Current assets:
Cash and cash equivalents	$482.9	$334.5
Short-term investments	484.7	464.9
Restricted cash	12.2	26.2
Accounts receivable, net	148.4	152.3
Inventories, net	51.4	53.8
Prepayments and other current assets	32.1	38.2
Current assets of discontinued operations	—	310.2
Total current assets	1,211.7	1,380.1
Property, plant and equipment, net	133.0	149.2
Goodwill	152.1	255.5
Intangibles, net	59.9	90.6
Deferred income taxes	108.8	117.3
Other non-current assets	17.6	20.9
Non-current assets of discontinued operations	—	204.2
Total assets	$1,683.1	$2,217.8
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$47.0	$42.0
Accrued payroll and related expenses	44.9	52.6
Deferred revenue	78.6	80.6
Accrued expenses	24.9	23.7
Other current liabilities	31.0	46.6
Current liabilities of discontinued operations	—	130.0
Total current liabilities	226.4	375.5
Long-term debt	588.3	561.6
Other non-current liabilities	179.1	168.4
Non-current liabilities of discontinued operations	—	10.9
Total stockholders’ equity	689.3	1,101.4
Total liabilities and stockholders’ equity	$1,683.1	$2,217.8

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended July 2, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$127.5	$33.6	$161.1	$63.0	$224.1	$—	$224.1

Gross profit	82.7	21.7	104.4	37.4	141.8	(5.7)	136.1
Gross margin	64.9%	64.6%	64.8%	59.4%	63.3%		60.7%

Operating (loss) income			2.4	27.8	30.2	(128.0)	(97.8)
Operating margin			1.5%	44.1%	13.5%		(43.6)%

	Three Months Ended June 27, 2015
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$132.2	$37.1	$169.3	$50.5	$219.8	$—	$219.8

Gross profit	85.9	23.6	109.5	28.2	137.7	(6.6)	131.1
Gross margin	65.0%	63.6%	64.7%	55.8%	62.6%		59.6%

Operating income (loss)			(2.5)	19.4	16.9	(35.9)	(19.0)
Operating margin			(1.5)%	38.4%	7.7%		(8.6)%

	Three Months Ended
	July 2, 2016	June 27, 2015
Corporate reconciling items impacting gross profit:
Total segment gross profit	$141.8	$137.7
Stock-based compensation	(1.1)	(1.1)
Amortization of intangibles	(4.3)	(5.6)
Other charges unrelated to core operating performance	(0.3)	0.1
GAAP gross profit	$136.1	131.1

Corporate reconciling items impacting operating income (loss):
Total segment operating income	$30.2	$16.9
Stock-based compensation	(8.4)	(11.7)
Amortization of intangibles	(7.8)	(10.4)
Impairment of goodwill	(91.4)	—
Other charges unrelated to core operating performance	(11.6)	(5.0)
Restructuring and related charges	(8.8)	(8.8)
GAAP operating income (loss) from continuing operations	$(97.8)	$(19.0)

(1)
During the three months ended July 2, 2016 and June 27, 2015, other charges unrelated to core operating performance primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities. Additionally, during the three months ended July 2, 2016, the Company incurred an $8.4 million non-recurring charge related to a court decision impacting our U.K. pension obligation.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Year Ended July 2, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$504.6	$153.6	$658.2	$248.1	$906.3	$—	$906.3

Gross profit	329.7	99.4	429.1	143.1	572.2	(22.5)	549.7
Gross margin	65.3%	64.7%	65.2%	57.7%	63.1%		60.7%

Operating income (loss)			12.7	102.9	115.6	(199.9)	(84.3)
Operating margin			1.9%	41.5%	12.8%		(9.3)%

	Year Ended June 27, 2015
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$506.8	$174.3	$681.1	$192.8	$873.9	$—	$873.9

Gross profit	333.9	119.2	453.1	104.3	557.4	(37.3)	520.1
Gross margin	65.9%	68.4%	66.5%	54.1%	63.8%		59.5%

Operating income (loss)			(0.1)	68.1	68.0	(143.8)	(75.8)
Operating margin			—%	35.3%	7.8%		(8.7)%

	Years Ended
	July 2, 2016	June 27, 2015
Corporate reconciling items impacting gross profit:
Total segment gross profit	$572.2	$557.4
Stock-based compensation	(4.8)	(4.2)
Amortization of intangibles	(17.3)	(31.9)
Other charges unrelated to core operating performance	(0.4)	(1.2)
GAAP gross profit	$549.7	520.1

Corporate reconciling items impacting operating income (loss):
Total segment operating income	$115.6	$68.0
Stock-based compensation	(42.4)	(47.5)
Amortization of intangibles	(31.9)	(51.4)
Impairment of goodwill	(91.4)	—
Other charges unrelated to core operating performance	(23.7)	(18.1)
Restructuring and related charges	(10.5)	(26.8)
GAAP operating income (loss) from continuing operations	$(84.3)	$(75.8)

(1)
During the fiscal years ended July 2, 2016 and June 27, 2015, other charges unrelated to core operating performance primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities. Additionally, during the fiscal year ended July 2, 2016, the Company incurred an $8.4 million non-recurring charge related to a court decision impacting our U.K. pension obligation and $3.5 million of non-recurring incremental severance and related costs upon the exit of a key executive.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance as the Company is no longer active in its discontinued operations.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other charges unrelated to our core operating performance comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, including Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities and severance related costs related to the exit of key executives, and (vi) impairment charges resulting from a write-down or write-off of the carrying value of intangible assets assessed in accordance with the authoritative guidance. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Impairment of goodwill: The Company incurred cost related to the impairment of goodwill in accordance with the authoritative guidance included in its GAAP presentation of operating expense. These adjustments typically occur when the financial performance of the business utilizing the affected assets falls below certain thresholds. Accordingly, the related asset’s value impairments are infrequent and generally unpredictable. The Company believes that eliminating this item, for the purposes of calculating non-GAAP net income (loss), non-GAAP net income (loss) per share and adjusted EBITDA, is useful to investors. We believe this non-GAAP adjustment will assist investors to compare current versus past performance. The Company's historical adjustments to the carrying value of certain of its assets under authoritative guidance, as well as the methodology used by the Company in assessing the same, are more particularly described in its quarterly reports on Form 10-Q and annual reports on Form 10-K.

Non-cash interest expense and other income: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company from time to time recognizes certain non-operating income in its GAAP presentation of other income (expense), net. The Company eliminates these items in calculating non-GAAP net income

(loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold available-for-sale investments and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties. Moreover, the amount and timing of gains and losses on the sale of available-for-sale investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit and other significant one-time events, such as the spin-off of Lumentum. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, impairment of goodwill, restructuring and related charges (benefits), and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures from continuing operations to non-GAAP measures:

	Three Months Ended				Years Ended
	July 2, 2016		June 27, 2015		July 2, 2016		June 27, 2015
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures from continuing operations	$(67.5)	$(0.29)	$(32.1)	$(0.14)	$(50.4)	$(0.22)	$(131.4)	$(0.57)
Items reconciling GAAP net loss and EPS from continuing operations to non-GAAP net income and EPS:

Related to cost of revenues:
Stock-based compensation	1.1	—	1.1	—	4.8	0.02	4.2	0.02
Other charges unrelated to core operating performance (1)	0.3	—	(0.1)	—	0.4	—	1.2	0.01
Amortization of acquired technologies	4.3	0.02	5.6	0.02	17.3	0.07	31.9	0.13
Total related to gross profit	5.7	0.02	6.6	0.03	22.5	0.09	37.3	0.16

Related to operating expenses:
Research and development:
Stock-based compensation	1.7	0.01	2.2	0.01	8.4	0.04	8.1	0.03
Other charges unrelated to core operating performance (1)	0.8	—	1.7	0.01	3.7	0.02	3.8	0.02
Selling, general and administrative:
Stock-based compensation	5.6	0.02	8.4	0.04	29.2	0.12	35.2	0.15
Other charges unrelated to core operating performance (1)	10.5	0.04	3.4	0.01	19.6	0.08	13.1	0.06
Impairment of goodwill (2)	91.4	0.39	—	—	91.4	0.39	—	—
Amortization of other intangibles	3.5	0.01	4.8	0.02	14.6	0.06	19.5	0.08
Restructuring and related charges	8.8	0.04	8.8	0.04	10.5	0.04	26.8	0.11
Total related to operating expenses	122.3	0.52	29.3	0.12	177.4	0.75	106.5	0.45

Gain on sale of investments (3)	(31.8)	(0.13)	—	—	(71.6)	(0.30)	(0.1)	—
Non-cash interest expense and other income	6.7	0.03	4.3	0.02	26.6	0.11	23.1	0.10
Income taxes	(11.6)	(0.05)	2.3	0.01	(14.5)	(0.06)	8.6	0.04
Total related to net income and EPS	91.3	0.39	42.5	0.18	140.4	0.59	175.4	0.74
Non-GAAP measures from continuing operations	$23.8	$0.10	$10.4	$0.04	$90.0	$0.38	$44.0	$0.19

Shares used in per share calculation for Non-GAAP EPS		236.5		237.5		237.3		236.8
Note: Certain totals may not add due to rounding

(1)
During the fiscal years ended July 2, 2016 and June 27, 2015, other charges unrelated to core operating performance primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities. Additionally, during the fiscal year ended July 2, 2016, the Company incurred an $8.4 million non-recurring charge in the fourth quarter related to a court decision impacting our U.K. pension obligation and $3.5 million of non-recurring incremental severance and related costs upon the exit of a key executive in the first quarter.

(2)
During the fiscal quarter and year ending July 2, 2016, the Company recorded a $91.4 million goodwill impairment charge related to our Service Enablement segment as a result of the annual impairment test required under U.S. GAAP. This is a non-cash charge and has no direct effect on the Company’s current cash balance or operating cash flows.

(3)
During the fiscal quarter and year ending July 2, 2016, the Company sold 2.0 million shares and 4.5 million shares, respectively, of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $31.8 million and $71.5 million, respectively.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Years Ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
GAAP net loss from continuing operations	$(67.5)	$(32.1)	$(50.4)	$(131.4)
Interest and other income (expense), net	(1.1)	(2.5)	(2.5)	(3.7)
Gain on sale of investments (1)	(31.8)	—	(71.6)	(0.1)
Interest expense	9.0	8.6	35.7	33.3
Income taxes	(6.4)	7.0	4.5	26.1
Depreciation	8.3	9.2	34.4	37.4
Amortization	7.8	10.4	31.9	51.4
EBITDA from continuing operations	(81.7)	0.6	(18.0)	13.0
Costs related to restructuring and related charges	8.8	8.8	10.5	26.8
Costs related to stock-based compensation	8.4	11.7	42.4	47.5
Impairment of goodwill (2)	91.4	—	91.4	—
Other charges unrelated to core operating performance (3)	11.6	5.0	23.7	18.1
Adjusted EBITDA from continuing operations	$38.5	$26.1	$150.0	$105.4

(1)
During the fiscal quarter and year ending July 2, 2016, the Company sold 2.0 million shares and 4.5 million shares, respectively, of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $31.8 million and $71.5 million, respectively.

(2)
During the fiscal quarter and year ending July 2, 2016, the Company recorded a $91.4 million goodwill impairment charge related to our Service Enablement segment as a result of the annual impairment test required under U.S. GAAP. This is a non-cash charge and has no direct effect on the Company’s current cash balance or operating cash flows.

(3)
During the fiscal years ended July 2, 2016 and June 27, 2015, other charges unrelated to core operating performance primarily consisted of Viavi-specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, reorganizations, and the insourcing or outsourcing of activities. Additionally, during the fiscal year ended July 2, 2016, the Company incurred an $8.4 million non-recurring charge in the fourth quarter related to a court decision impacting our U.K. pension obligation and $3.5 million of non-recurring incremental severance and related costs upon the exit of a key executive in the first quarter.

The preliminary financial schedules are estimated based on our current information.